UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/08/2013

First Data Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-11073

Delaware	47-0731996
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5565 Glenridge Connector, N.E.
Suite 2000
Atlanta, Georgia 30342
(Address of principal executive offices, including zip code)

(404) 890-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 8, 2013, First Data Corporation ("First Data") announced that Guy Chiarello, 53, is the new President of First Data and First Data Holdings Inc. ("Holdings"), the parent company of First Data. Prior to joining First Data, Mr. Chiarello was the Chief Information Officer of JPMorgan Chase & Co. for the last five and a half years and served in various technology roles for Morgan Stanley for 23 years prior to that.

Mr. Chiarello will earn an annual base salary of $1,000,000; receive an annual incentive payment for 2013 of not less than $2,500,000 under First Data's Senior Executive Incentive Plan; receive a signing bonus of $6,500,000 subject to a prorata clawback requirement if he resigns or is terminated for cause within 24 months after his start date; and commencing with the 2014 fiscal year, be eligible to receive a discretionary annual incentive payment under the Senior Executive Incentive Plan in such amount as determined in the sole discretion of the Governance Compensation and Nominations Committee of the Board of Directors of First Data, based upon its assessment of his performance. First Data's Senior Executive Incentive Plan, as amended and restated, was filed as Exhibit 10.3 of First Data's Quarterly Report on Form 10-Q filed on May 13, 2011, and is incorporated herein by reference.

Mr. Chiarello will be eligible for benefits under First Data Severance/Change in Control Policy. The policy provides for payment of (i) prior to completing 2 years of service, cash payments equal to base pay for one year and, after completing 2 years of service, cash payments equal to base pay plus target bonus multiplied by 1.5, (ii) a cash payment equal to Mr. Chiarello's prorated bonus target for the year of termination, (iii) a cash payment equal to the financial planning benefits to which he would have been entitled to during the severance period, (iv) continuation of medical, dental and vision benefits coverage for the severance period, with a portion of the costs of the benefits paid by Mr. Chiarello, and (v) a "Gross Up Payment" if it is determined that any Internal Revenue Code Section 280G parachute payments provided by the First Data to or, on behalf of, an eligible executive would be subject to the excise tax imposed by Internal Revenue Code Section 4999. The Gross-Up Payment is an amount so that after payment of all taxes, Mr. Chiarello retains an amount equal to the Excise Tax imposed by Internal Revenue Code Section 4999. The First Data Severance/Change in Control Policy was filed as Exhibit 10.32 of First Data's Annual Report on Form 10-K filed on March 19, 2013, and is incorporated herein by reference.

Mr. Chiarello will receive executive perquisites, fringe and other benefits consistent with what is provided to other executive officers of First Data, including reimbursement for temporary living, commuting and relocation expenses, financial planning and use of private aircraft. In addition, Mr. Chiarello will be eligible to participate in First Data's 401(k), medical, dental, short and long-term disability, and life insurance plans.

Mr. Chiarello will be granted an option to purchase 5,000,000 shares of common stock and 1,857,142 Restricted Stock Awards (the "RSAs") of Holdings under the 2007 Stock Incentive Plan for Key Employees of First Data Corporation as amended. The 2007 Stock Incentive Plan for Key Employees of First Data Corporation and its Affiliates, as amended was filed as Exhibit 10.31 of the First Data's Annual Report on Form 10-K filed on March 19, 2013 and is incorporated herein by reference. The options have a ten-year term and an exercise price of $3.50 per share. The options have time-based vesting, whereby 20% of the options vest on each of the first five anniversaries of the grant date, subject to Mr. Chiarello's continued employment. The options are subject to acceleration and such other terms and conditions as are contained in the Form of Stock Option Agreement filed as Exhibit 10.3 of First Data's Current Report on Form 8-K filed on May 25, 2010, which is incorporated herein by reference.

One-half of the RSAs granted to Mr. Chiarello will vest on December 31, 2013 and the other half will vest twenty-four months after his hire date. The RSAs are subject to such other terms and conditions as contained in the Form of Restricted Stock Award Agreement filed as Exhibit 10.2 of First Data's Current Report on Form 8-K filed May 25, 2010, which is incorporated herein by reference.

In connection with the grant of options and RSAs, Mr. Chiarello will enter into a Management Stockholder's Agreement and a Sale Participation Agreement, in substantially the same form as the Form of Management Stockholder's Agreement included as Exhibit 10.4 to the Current Report on Form 8-K filed by First Data on May 25, 2010, and the Form of Sale Participation Agreement, which was included as Exhibit 10.8 of First Data's Quarterly Report on Form 10-Q filed with the SEC on November 14, 2007, both of which are incorporated herein by reference. The Management Stockholder's Agreement provides that, among other matters, the foregoing options and stock, including stock underlying the options, are subject to call rights by Holdings if Mr. Chiarello is no longer employed by First Data. The Sale Participation Agreement provides that Mr. Chiarello has the right to participate in the sale of shares of Holdings stock by certain entities and requires him to participate in a sale of shares if elected by Holdings under the terms and conditions described therein.

Item 9.01.    Financial Statements and Exhibits

The following is a list of the Exhibits filed with this report.

Exhibit

Number      Description of Exhibit

10.1    First Data's Senior Executive Incentive Plan, as amended and restated effective January 1, 2011 (incorporated by reference to Exhibit 10.3 of First Data's Quarterly Report on Form 10-Q filed on May 13, 2011, Commission File No. 1-11073).

10.2    First Data Corporation Severance/Change in Control Policy (incorporated by reference to Exhibit 10.32 of First Data's Annual Report on Form 10-K filed on March 19, 2013, Commission File No. 1-11073).

10.3    2007 Stock Incentive Plan for Key Employees of First Data Corporation and its Affiliates, as amended (incorporated by reference to Exhibit 10.31 of First Data's Annual Report on Form 10-K filed on March 19, 2013, Commission File No. 1-11073).

10.4    Form of Stock Option Agreement (incorporated by reference to Exhibit 10.3 of First Data's Current Report on Form 8-K filed on May 25, 2010, Commission File No. 1-11073).

10.5    Form of Restricted Stock Award Agreement (incorporated by reference to Exhibit 10.2 of First Data's Current Report on Form 8-K filed May 25, 2010, Commission File No. 1-11073).

10.6    Form of Management Stockholder's Agreement for Executive Committee Members (incorporated by reference to Exhibit 10.4 of First Data's Current Report on Form 8-K filed on May 25, 2010, Commission File No. 1-11073).

10.7    Form of Sale Participation Agreement (incorporated by reference to Exhibit 10.8 of First Data's Quarterly Report on Form 10-Q filed on November 14, 2007, Commission File No. 1-11073).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Data Corporation

Date: July 08, 2013	By:	/s/ Stanley J. Andersen
Stanley J. Andersen
Vice President and Assistant Secretary